Exhibit 99.2

For Immediate Release	CONTACT:

Investors/Media:	Investors:	Media:
Keri P. Mattox	Jonathan Neely	Heather Zoumas Lubeski
(484) 216-7912	(484) 216-6645	(484) 216-6829

Endo International plc Announces Conditional Redemption of All $499,875,000 Aggregate Principal Amount Outstanding of the Two Series of 7.00% Senior Notes due 2019

DUBLIN, June 24, 2015 – Endo International plc (NASDAQ: ENDP) (TSX: ENL) (“Endo”) today announced that (1) its wholly-owned subsidiaries, Endo Finance LLC and Endo Finco Inc., will, subject to the satisfaction of the condition described below, redeem all $481,894,000 aggregate principal amount outstanding of their 7.00% Senior Notes due 2019 (CUSIP Nos. 29271L AB0, U2918V AB1) (the “2019 Endo Finance Notes”) on July 24, 2015 and (2) its wholly-owned subsidiary, Endo Health Solutions Inc. (“EHSI”), will, subject to the satisfaction of the condition described below, redeem all $17,981,000 aggregate principal amount outstanding of its 7.00% Senior Notes due 2019 (CUSIP No. 29264F AG1) (the “2019 EHSI Notes” and, together with the 2019 Endo Finance Notes, the “Notes”) on July 24, 2015. Each of the redemptions is conditional and subject to the delivery of moneys sufficient to pay the applicable redemption price to Wells Fargo Bank, National Association, 150 East 42nd Street, 40th Floor, New York, New York 10017, as trustee under the indentures governing the Notes (the “Trustee”) on the redemption date.

On June 24, 2015, the conditional notices of redemption with respect to the Notes were delivered to record holders of the Notes by the Trustee.

This press release is for informational purposes only and shall not constitute an offer to purchase the Notes or any other securities.

About Endo

Endo International plc is a global specialty pharmaceutical company focused on improving patients’ lives while creating shareholder value. Endo develops, manufactures, markets and distributes quality branded pharmaceutical and generic pharmaceutical products as well as over-the-counter medications through its operating companies. Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. These forward-looking statements include Endo’s intention to redeem the Notes. Also, statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may” or similar expressions are forward-looking statements. Endo has based these forward-looking statements on its current expectations and projections about the growth of its business, its financial performance and the development of its industry. Because these statements reflect our current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. There can be no assurance that Endo will be able to complete the proposed offering on the anticipated terms, or at all. Although Endo believes that these forward-looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings, as applicable, with the Securities and Exchange Commission and with securities regulators in Canada on the System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in Endo’s Annual Report on Form 10-K. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.